INCOME TAXES - Deferred income tax assets and liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2020	Dec. 31, 2019
INCOME TAXES
Deferred income tax assets		$ 49
Deferred special mining duty asset (liabilities)		96
Total deferred income tax assets		145
Deferred income tax liabilities	$ (2,488)	(3,208)
Deferred withholding tax liabilities	(2,194)	(2,157)
Total deferred income tax liabilities	(4,682)	(5,365)
Net deferred income tax assets (liabilities)	$ (4,682)	$ (5,220)